Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of ATRM Holdings, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Daniel M. Koch, as Chief Executive Officer of the Company, and Paul H. Askegaard, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2016	/s/ Daniel M. Koch
Daniel M. Koch President and Chief Executive Officer (Principal Executive Officer)

Date: March 30, 2016	/s/ Paul H. Askegaard
Paul H. Askegaard Chief Financial Officer (Principal Financial and Accounting Officer)